Exhibit 32.1

                          Certification Pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Telewest Global, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

This quarterly report on Form 10-Q for the period ending June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2005

/s/ Barry R. Elson
-------------------------
Barry R. Elson
Acting Chief Executive Officer